UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

165 Mason Street, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

[Insert annual or semi-annual report.]

THE GLOBAL IPO PLUS

AFTERMARKET FUND

2012 Annual Report

September 30, 2012

Renaissance Capital LLC

The IPO Expert

Dear Fellow Shareholders:

For the 12 months ended September 30, 2012, the Global IPO Fund’s total return was 12.21% compared with 30.20% for the S&P 500 and 30.20% for the Russell 3000 Index.*

While the return was positive, the Fund underperformed the broad indexes of the stock market.  This occurred because investors have continued to favor large capitalization stocks, rather than the small and mid-cap stocks that populate the initial public offering (IPO) universe.   Contributing to the Fund’s performance were retailers such as Michael Kors, professional networking company LinkedIn, financial firms such as Zillow, and a number of small cap technology companies such as ServiceNow.  Detracting from performance were social networking site Facebook, gaming company Zynga, and small cap service providers, such as Angie’s List.

While slowing growth in China coupled with the continuation of the European sovereign debt crisis dampened global IPO issuance in the period, US IPO issuance continued at the same pace as the same period last year, with proceeds up due to the Facebook offering.  We continue to believe that the IPO market is in the early stages of a recovery in the US.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital LLC

The Global IPO Plus Fund

November  26, 2012

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. Performance reflects fee waivers and/or expense limitations in effect.  In their absence, performance would be reduced. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The S&P 500 is a widely recognized index of common stocks. The  Russell 3000 in an unmanaged index that measures the performance of the companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

Global IPO Fund

ANNUAL TOTAL RETURNS
Growth of a $10,000 Investment
(Unaudited)

Global IPO Fund - $14,678
Russell 3000 Index - $22,585
S&P 500 - $21,615
Russell 2000 Index - $26,347
NASDAQ OTC Composite - $26,588
$27,000
$22,000
$17,000
$12,000
$7,000
$26,588
$26,347
$22,585
$21,615
$14,878
9/30/2002
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007
9/30/2008
9/30/2009
9/30/2010
9/30/2011
9/30/2012

* The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Global IPO Fund on 9/30/2002.  Returns include the reinvestment of all Fund distributions.  The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost.  Past performance is not predictive of future performance.  This chart is for illustrative purposes only and may not represent your returns.

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2012	September 30, 2012	September 30, 2012
Global IPO Fund	12.21%	-6.04%	4.07%
Russell 2000 Index	31.91%	2.21%	10.17%
Russell 3000 Index	30.20%	1.30%	8.49%
Nasdaq OTC Composite	29.02%	2.90%	10.27%
S&P 500 Index	30.20%	1.05%	8.01%
FTSE Renaissance US IPO Index	12.63%	-3.56%	N/A
FTSE Renaissance Global IPO Index	11.07%	-2.97%	N/A

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 98% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.   The Adviser is replacing the Russell 2000 with the Russell 3000 as its key broad-based benchmark because the Russell 3000 includes mid capitalization companies, an important component of the IPO market, that are excluded from the Russell 2000.

The Nasdaq OTC Composite is an index that indicates price movements of securities in the over-the-counter market. It includes all domestic common stocks in Nasdaq System (approximately 5,000 stocks) and is weighted according to the market value of each listed issue. Investors cannot invest directly in an index or benchmark.  The Advisor is eliminating the Nasdaq OTC Composite because it only includes Nasdaq listed companies.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The FTSE Renaissance US IPO Index tracks the activity and performance of the US IPO market by including a rolling two-year population of US IPOs weighted by float adjusted market capitalization and capped at 5% for individual holdings

The FTSE Renaissance Global IPO Index tracks the activity and performance of the global IPO market by including a rolling two-year population of global IPOs weighted by float adjusted market capitalization and capped at 5% for individual holdings.

Global IPO Fund's Best Quarter	06/03	24.04%
Global IPO Fund's Worst Quarter	09/11	(25.81)%

Global IPO Fund
HOLDINGS BY INDUSTRY
September 30, 2012
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Internet Software & Services	13.2%	Automobiles	2.8%
Energy	9.4%	Media	2.8%
Retailing	8.5%	Capital Goods	2.1%
Software & Services	8.0%	Airlines	1.9%
Professional Services	7.6%	Household Durables	1.9%
Healthcare Equipment & Service	7.1%	Food Products	1.6%
Consumer Durables	4.8%	Building Materials	1.5%
Internet & Catalog Retail	3.5%	Chemicals	1.6%
Commercial Banks	3.4%	Food & Staples Retailing	1.5%
Semiconductors & Semiconductor Equipment	3.4%	REITS	1.5%
Commercial Services	3.3%	Road & Rail	0.6%
Auto Parts & Equipment	3.0%	Hotels Restaurants & Leisure	0.5%
Thirfts & Mortgage Finance	3.0%	Biotechnology	0.4%
		Other/Cash & Equivalents	1.1%
		Total	100.0%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The Global IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2012 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Global IPO Plus Aftermarket Fund as of September 30, 2012, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 26, 2012

Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012
	Shares	Value

COMMON STOCK - 98.9%
AIRLINES - 1.9%
Spirit Airlines, Inc. *	9,000	$ 153,720

AUTOMOBILES - 2.8%
General Motors Co. *	10,000	227,500

AUTO PARTS & EQUIPMENT - 3.0%
Delphi Automotive PLC - ADR *	8,000	248,000

BIOTECHNOLOGY - 0.4%
Ironwood Pharmaceuticals, Inc. - Cl. A *	2,500	31,950

BUILDING MATERIALS - 1.5%
Caesar Stone Sdot Yam Ltd. - ADR *	9,000	126,900

CAPITAL GOODS - 2.1%
Proto Labs, Inc.	5,000	169,100

CHEMICALS - 1.6%
CVR Partners, LP	5,000	131,300

COMMERCIAL BANKS - 3.4%
First Republic Bank	8,000	275,680

COMMERCIAL SERVICES - 3.3%
Performant Financial Corp. *	5,000	53,350
Vantiv, Inc. - Cl. A *	10,000	215,500
		268,850
CONSUMER DURABLES - 4.8%
Michael Kors Holdings Ltd. - ADR *	7,500	398,850

ENERGY - 9.4%
Bonanza Creek Energy, Inc. *	5,000	117,800
C&J Energy Services, Inc. *	3,000	59,700
Kinder Morgan, Inc.	10,000	355,200
Northern Tier Energy LP *	7,000	147,840
Oasis Petroleum, Inc. *	3,000	88,410
		768,950
FOOD & STAPLES RETAILING - 1.5%
Fresh Market, Inc. *	2,000	119,960

FOOD PRODUCTS - 1.6%
Annie's, Inc. *	3,000	134,520

See Notes to Financial Statements.
Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012 (continued)
	Shares	Value
HEALTH CARE EQUIPMENT & SERVICE - 7.1%
Globus Medical, Inc. *	10,000	$ 180,300
HCA Holdings, Inc.	12,000	399,000
		579,300
HOUSEHOLD DURABLES - 1.9%
SodaStream International Ltd. - ADR *	4,000	156,680

HOTELS RESTAURANTS & LEISURE - 0.5%
Bloomin' Brands, Inc. *	2,500	41,125

INTERNET & CATALOG RETAIL - 3.5%
Kayak Softwate Corp. *	2,000	70,660
Yandex NV - Cl. A - ADR *	9,000	216,990
		287,650
INTERNET SOFTWARE & SERVICES - 13.2%
E2open, Inc. *	1,000	13,580
Facebook, Inc. *	18,000	389,700
LinkedIn Corp. - Cl. A *	3,000	361,200
Zillow, Inc. - Cl. A *	7,500	316,350
		1,080,830
MEDIA - 2.8%
Pandora Media, Inc. *	21,000	229,950

PROFESSIONAL SERVICES - 7.6%
Nielsen Holdings NV *	8,000	239,840
Verisk Analytics, Inc. - Cl. A *	8,000	380,880
		620,720
REITS - 1.5%
Piedmont Office Realty Trust Inc. - Cl. A	7,000	121,380

RETAILING - 8.5%
Francesca's Holdings Corp. *	7,000	215,110
GNC Holdings, Inc. - Cl. A	10,000	389,700
Tilly's, Inc. *	5,000	91,650
		696,460
ROAD & RAIL - 0.6%
Swift Transportation Co. - Cl. A *	6,000	51,720

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
Inphi Corp. *	8,000	85,280
NXP Semiconductor NV - ADR *	7,500	187,575
		272,855
SOFTWARE & SERVICES - 8.0%
Demandware, Inc. *	5,000	158,750
Proofpoint, Inc. *	5,000	74,250
ServiceNow, Inc. *	6,000	232,080
Splunk, Inc. *	5,000	183,600
		648,680
See Notes to Financial Statements.
Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012 (continued)
	Shares	Value
THRIFTS & MORTGAGE FINANCE - 3.0%
Nationstar Mortgage Holdings, Inc. *	7,500	$ 248,850

TOTAL COMMON STOCK (Cost - $6,810,976)		8,091,480

SHORT-TERM INVESTMENTS - 1.2%
MONEY MARKET FUND - 1.2%
Dreyfus Institutional Reserves Money Market Fund Premier Shares - 0.00%**	50,176	50,176
Milestone Treasury Obligations Portfolio Institutional Class - 0.01%**	50,176	50,176
TOTAL SHORT-TERM INVESTMENTS (Cost - $100,352)		100,352

TOTAL INVESTMENTS - 100.1% (Cost - $6,911,328) (a)		$ 8,191,832
OTHER LIABILITIES LESS ASSETS - (0.1) %		(9,397)
NET ASSETS - 100.0%		$ 8,182,435

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2012.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

(a) Represents cost for financial reporting purposes.  The cost for Federal income tax purposes is $7,271,595. At September 30, 2012, net appreciation for all securities was $920,237.  This consists of aggregate gross unrealized appreciation of $1,366,177 and aggregate gross unrealized depreciation of $445,940.

See Notes to Financial Statements.

Global IPO Fund

STATEMENT OF ASSETS AND LIABILITIES
……………………………………………………………………………………..
As of September 30, 2012

Assets
Investment securities
At cost	$ 6,911,328
At value	$ 8,191,832
Receivable for Fund Shares Sold	764
Due From Advisor	30,112
Prepaid Expenses and Other Assets	8,823
Total Assets	8,231,531

Liabilities
Payable for Fund Shares Redeemed	764
Payable for Distribution Fees	3,762
Accrued Expenses and Other Liabilities	44,570
Total Liabilities	49,096

Net Assets	$ 8,182,435

Net Assets Consist of:
Paid-in-Capital	$ 11,525,880
Accumulated Net Investment Loss	(115,187)
Accumulated Net Realized Loss on Investments	(4,508,762)
Net Unrealized Appreciation on Investments	1,280,504

Total Net Assets	$ 8,182,435

Net Asset Value, Offering and Redemption Price Per Share*
($8,182,435/742,125 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 11.03

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements.

Global IPO Fund

STATEMENT OF OPERATIONS
……………………………………………………………………………………..
For the Year Ended September 30, 2012

Investment Income
Dividends	$ 64,004
Interest	4
Total Investment Income	64,008

Expenses
Investment Adviser	126,561
Administration Fees	58,157
Transfer Agent Fees and Expenses	41,638
Federal and State Registration	41,281
Professional Fees	39,098
Shareholder Reports	24,560
Distribution Fees	21,093
Trustees' Fees	12,034
Custody Fees	7,024
Shareholder Service Fees	2,834
Other Expenses	1,504
Total Expenses	375,784
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(165,033)
Net Expenses	210,751
Net Investment Loss	(146,743)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(547,554)
Net Change in Unrealized Appreciation (Depreciation)
During the Period on Investments	1,636,474
Net Realized and Unrealized Gain (Loss) on Investments	1,088,920
Net Increase in Net Assets Resulting from Operations	$ 942,177

See Notes to Financial Statements.

Global IPO Fund

STATEMENTS OF CHANGES IN NET ASSETS
……………………………………………………………………………………..

	Year Ended	Year Ended
	September 30	September 30
	2012	2011
Increase (Decrease) in Net Assets
from Operations
Net Investment Loss	$ (146,743)	$ (199,654)
Net Realized Gain (Loss) on Investments	(547,554)	1,133,434
Net Change in Unrealized Appreciation
(Depreciation) of Investments	1,636,474	(2,106,324)
Net Increase (Decrease) in Net Assets
Resulting from Operations	942,177	(1,172,544)

Fund Share Transactions
Proceeds from Shares Sold	526,170	1,801,970
Cost of Shares Redeemed	(1,405,986)	(2,161,784)
Redemption Fee Proceeds	8,253	6,692
Net Decrease in Net Assets
from Fund Share Transactions	(871,563)	(353,122)

Total Increase (Decrease) in Net Assets	70,614	(1,525,666)

Net Assets
Beginning of Period	8,111,821	9,637,487
End of Period *	$ 8,182,435	$ 8,111,821
* Includes Undistributed Net Investment Income (Loss) of	$ (115,187)	$ 13,833

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	47,839	139,546
Number of Shares Redeemed	(131,130)	(173,030)
Net Decrease in Fund Shares	(83,291)	(33,484)

See Notes to Financial Statements.

Global IPO Fund

FINANCIAL HIGHLIGHTS
……………………………………………………………………………………………………………….
For a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010		2009		2008
Net Asset Value,
Beginning of Period	$ 9.83	$ 11.22	$ 11.08		$ 11.14		$ 15.06
Income (Loss) From
Investment Operations
Net Investment Loss	(0.20)	(0.23)	(0.22)		(0.15)		(0.12)
Net Realized and
Unrealized Gain (Loss)	1.39	(1.17)	0.36		0.09		(3.81)
Total from Investment
Operations	1.19	(1.40)	0.14		(0.06)		(3.93)
Paid-in-Capital From
Redemption Fees	0.01	0.01	0.00	*	0.00	*	0.01
Net Asset Value,
End of Period	$ 11.03	$ 9.83	$ 11.22		$ 11.08		$ 11.14
Total Return (1)	12.21%	(12.39)%	1.26%		(0.54) %		(26.03)%
Ratios and
Supplemental Data
Net Assets,
End of Period (000s)	$ 8,182	$ 8,112	$ 9,637		$ 10,087		$ 11,073
Ratio of Net Expenses
to Average Net Assets (2)	2.50%	2.50%	2.47%		2.50%		2.50%
Ratio of Net Investment Loss
to Average Net Assets (2)	(1.74)%	(1.87)%	(1.93)%		(1.52)%		(0.83)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	4.46%	3.91%	4.10%		4.35%		3.47%
Ratio of Net Investment Loss
to Average Net Assets,
excluding waivers (2)	(3.70)%	(3.28)%	(3.56)%		(3.37)%		(1.79)%
Portfolio Turnover Rate	127.64%	250.10%	328.40%		227.91%		429.90%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.

See Notes to Financial Statements.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2012

The Global IPO Plus Aftermarket Fund (“Global IPO Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Investments in open-end investment companies are valued at net asset value.  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of September 30, 2012, the Fund did not hold any securities for which market quotations were not readily available.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2012 (continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	8,091,480	-	-	8,091,480
Money Market Funds	100,352	-	-	100,352
Total	8,191,832	-	-	8,191,832

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to record transfers in to or out Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s  intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of (2009 – 2011) or expected to be taken in the Fund’s 2012 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  As of September 30, 2012, the Global IPO Fund had a federal income tax capital loss carry forward of $3,876,327.  Federal capital loss carry forwards expire as follows: $3,253,468 expiring in 2017 and $399,613 expiring in 2018 and $223,246 of short term losses with no expiration.

As of September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (3,876,327)	$ (387,355)	$ 920,237	$ (3,343,445)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss on investments and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $122,978.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Global IPO Fund incurred and elected to defer such capital losses as follows:

Short-term	Long-term	Total
$ 264,377	$ -	$ 264,377

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and adjustments for partnerships and real estate investment trusts, resulted in reclassification for the fiscal year ended September 30, 2012 as follows:  a decrease in paid-in-capital of $41,553; a decrease in accumulated net investment losses of $17,723; and a decrease in accumulated net realized losses on investments of $23,830.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the year ended September 30, 2012, the Adviser earned advisory fees of $126,561.  Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.50%.  During the year ended September 30, 2012, the Adviser deferred fees and reimbursed expenses of $165,033.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $476,279. These deferrals and reimbursements will expire as follows: $160,948 expiring in 2013 and $150,298 expiring in 2014 and $165,033 expiring in 2015.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay  an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing.  Effective November 18, 2011, the Board reduced the annual fee under the Plan to a maximum of 0.25% of its average daily net assets.

The total annual fee for distribution and shareholding servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $8,253 for the year ended September 30, 2012.

E. TRUSTEES' FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the year ended September 30, 2012, the Global IPO Fund made purchases with a cost of $10,625,871 and sales with proceeds of $11,435,935 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. RECENT ACCOUNTING PRONOUNCEMENTS: In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

H. SUBSEQUENT EVENTS:  The Global IPO Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

OBTAINING ADDITIONAL INFORMATION (Unaudited)

……………………………………………………………………………………………………

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Supplemental Information

………………………………………………………………………………

September 30, 2012 (Unaudited)

Cost of Investing

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2012 through September 30, 2012.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12-9/30/12)
Actual	$1,000.00	$ 912.90	$11.96
Hypothetical (5% return before expenses)	1,000.00	1,012.50	12.58

* Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the days in the reporting period).

Supplemental Information

………………………………………………………………………………

September 30, 2012 (Unaudited)

Renewal of Investment Advisory Agreement

At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on November 16, 2012, the Board, including the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved, among other matters, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Renaissance Capital, LLC (the “Adviser”) and  Renaissance Capital Greenwich Funds on behalf of The Global IPO Plus Aftermarket Fund (the “Fund”).

The Independent Trustees were provided with (i) a memorandum from independent counsel (“Fund Counsel”) describing their duties and responsibilities when considering the continuance of the Advisory Agreement and (ii) materials provided by the Adviser in response to a questionnaire circulated on behalf of the Independent Trustees by Fund Counsel requesting responses and information as required by Section 15(c) of the Investment Company Act of 1940.  Fund Counsel advised the Independent Trustees that the materials and responses that had been provided prior to the Board Meeting set forth material information about the Adviser pertinent to the Independent Trustees’ consideration to approve the continuation of the Advisory Agreement.  Fund Counsel also advised the Independent Trustees to examine the information provided to them, including information provided by the Adviser comparing advisory fees paid by a universe of similar, no-load equity funds, and to consider the advisory fee information in light of the Fund’s performance history and the Adviser’s commitment to the Fund and its shareholders.  The Independent Trustees also met with Fund Counsel in executive session to discuss the information provided by the Adviser both prior to and during the Board Meeting.

The Independent Trustees, considered the following material factors during their deliberations, which upon due consideration ultimately led to their support for continuing the Advisory Agreement for another year:  (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; (5) whether the fee levels reflect these economies of scale for the benefit of investors; (6) services and fees relative to any institutional accounts managed by the Adviser; and  (7) the depth of experience and knowledge of the Adviser with respect to the IPO market, in general.

Nature, Extent and Quality of Services Provided by the Adviser.  The Independent Trustees reviewed the services that the Adviser provides to the Fund, including, but not limited to specialized IPO research, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Independent Trustees also reviewed the list of professional personnel of the Adviser and discussed their qualifications.  The Independent Trustees considered and discussed, among other things, the Adviser’s notable expertise and leadership in IPO investment services, and the propriety research on the Fund’s IPO holdings which without it would be difficult to manage an IPO portfolio.  The Independent Trustees also considered and discussed the short term and long term performance of the Fund.  The Independent Trustees noted the Adviser’s commitment to maintaining a sound compliance program and efforts in relying on its own direct marketing to promote the Fund.   On this basis, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser.  The Independent Trustees considered the Fund’s performance history.  The Independent Trustees noted that while the performance of the Fund lagged broad indices due to the market environment favoring seasoned dividend-

Supplemental Information

………………………………………………………………………………

September 30, 2012 (Unaudited)

yielding equities, the performance of the Fund has tracked the more relevant FTSE Renaissance IPO Indices and other similar mutual funds for various trailing periods.  The Independent Trustees concluded that they are satisfied with the investment performance of the Fund under the Adviser’s management.  Based on the information provided and on the market environment over the last year, the Board concluded that the Adviser’s past performance was acceptable.

Costs of Advisory Services.  In concluding that the advisory fee payable by the Fund was reasonable, the Independent Trustees reviewed information describing the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services.  The Independent Trustees also reviewed the peer group comparison derived from the Morningstar database and noted that the advisory fee paid to the Adviser is comparable to that of other specialized research-driven investment advisers.  The Independent Trustees acknowledged that the Adviser continues to subsidize the expenses of the Fund and to waive a portion of its advisory fee.  In addition, the Independent Trustees considered other benefits derived by the Fund from its relationship with the Adviser and its affiliates,  including the Advisors proprietary IPO indices, which benefit the Fund.

Profitability.  Further, the Independent Trustees considered the level of profitability of the Adviser from its relationship with the Fund and noted the Adviser’s contractual agreement to waive its advisory fee in an effort to control the Fund’s expense ratio and demonstrate its commitment to the Fund and its shareholders.

Economies of Scale.  In addition, the Independent Trustees acknowledged that at the size of the Fund during the current contract period, the Adviser is not achieving the type of economies of scale that would justify lower fees.

Services and Fees Relative to Other Funds Managed by the Adviser.  The Independent Trustees discussed the overall expenses and fee structure of the Adviser’s separately managed institutional account business.  The Independent Trustees acknowledged that while the fees for  institutional accounts are lower than the Fund’s fees, the level, regulatory compliance and cost of services associated with institutional accounts are significantly lower.

In conclusion, based on their deliberations and evaluation of the information described above, the Independent Trustees unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

Trustees and Officers

Name

Principal

Other

Address

Position(s)

Length of

Occupation(s)

Directorships

Date of Birth

Held with Fund (a)

Service (b)

During Past 5 Years

Held

Independent Trustees

Warren K. Greene

Independent Trustee

Independent Trustee

President - American Investors

EII Realty

American Investors Fund LLC

since December 1997

Fund, LLC (July 2006 – Present),

Securities Trust

40 Hoyt Street

Stamford, CT 06905

February 3, 1936

Gerald W. Puschel

Independent Trustee

Trustee since

Chairman

F. Schumacher & Co.

F. Schumacher & Co.

December 1997

F. Schumacher & Co

48 Mayfair Lane.

Greenwich, CT 0831

December 16, 1944

Interested Trustee and Officers

Kathleen Shelton Smith *

Interested Trustee,

Since

Chairperson, Chief Compliance Officer,

None

165 Mason Street

Chairperson, Vice

December 1997

Vice President, Treasurer and Secretary

-

Greenwich, CT  06830

President, Treasurer

Renaissance Capital LLC, Renaissance

May 27, 1954

                                 and Chief Compliance

Capital, Investments Inc., Renaissance

Officer

Capital International, LLC

William K. Smith **

President

Since

President, Chief Executive Officer and

None

165 Mason Street

December 1997

Director - Renaissance Capital LLC,

Greenwich, CT  06830

Renaissance Capital, Investments, Inc.,

May 10, 1951

                                                               Renaissance Capital International, LLC

Linda R. Killian

Chief Investment

Since

Vice President and Director -

None

165 Mason Street

Officer, Vice President,

December 1997

Renaissance Capital LLC

Greenwich, CT  06830

Secretary

Renaissance Capital, Investments, Inc.,

August 9, 1950

Renaissance Capital International, LLC

(a) There is currently only one (1) portfolio in the complex and it is overseen by all Trustees

(b) The term of service for each trustee is indefinite until a successor is elected.

* Ms. Smith is an “interested person” under the 1940 Act.  Ms. Smith is the wife of William K. Smith.

** Mr. Smith is the husband of Kathleen Shelton Smith.

The Global IPO Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

PRIVACY NOTICE

Rev. 01/2011

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 203-622-2978 or go to www.renaissancecapital.com

What we do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: Renaissance Capital LLC and Renaissance Capital Investments, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Global IPO Plus Aftermarket Fund Renaissance Capital Investments, Inc.

GLOBAL IPO FUND

NASDAQ Symbol: IPOSX

ADDING TO YOUR ACCOUNT IS SIMPLE!

To make an additional investment in your Global IPO Fund account, complete the form below, detach and mail it with your check payable to the Global IPO Fund:

Name on Account: ________________________________

IPO Plus Fund Account Number: ____________________

Amount: ____________________

Mail to: The Global IPO Fund ● 17605 Wright Street

Omaha, NE  68130-2095

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FY 09/30/12

$14,000

N/A

FY 09/30/11

$14,000

N/A

FY 09/30/10

$14,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 09/30/12

$0

N/A

FYE 09/30/11

$0

N/A

FYE 09/30/10

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 09/30/12

$2,500

N/A

FYE 09/30/11

$2,500

N/A

FYE 09/30/10

$2,500

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/12

$0

N/A

FYE 09/30/11

$0

N/A

FYE 09/30/10

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

             N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2012

$2,500

N/A

FYE 09/30/2011

$2,500

N/A

FYE 09/30/2010

$2,500

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/10/12

By (Signature and Title)

*

/s/

Kathleen S. Smith

Kathleen S. Smith, Chairman of the Board, Treasurer

Date

12/10/12

* Print the name and title of each signing officer under his or her signature.